EXHIBIT 7


                     CONSENT OF SPROULE ASSOCIATES LIMITED,
                  INDEPENDENT PETROLEUM ENGINEERING CONSULTANTS
                  ---------------------------------------------




We consent to the use of our report with respect to the reserves data of Canadian Natural Resources Limited incorporated by reference in its (i) Annual Report (Form 40-F) for the year ended December 31, 2008 and (ii) Registration Statement on Form F-9 (Registration No. 333-146056) filed with the Securities and Exchange Commission.




SIGNED "SPROULE ASSOCIATES LIMITED"


Calgary, Alberta
March 25, 2009